UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2014

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS MONEY MARKET FUND, INC.

August 2014

Report to Fellow Shareholders:

     For the six-months ended June 30, 2014, the Fund experienced yet another period of meager short-term rates. It was in December 2008 that the Federal Reserve Board (Fed) lowered its target rate to between 0% – 0.25% and money funds have been struggling to find return ever since.

     A U.S. Department of the Treasury release showed the 3-month U.S. Treasury securities average yield at just slightly above 4 basis points for the six-months ended June 30, 2014. This is even worse than last year’s average of 6 basis points. Short-term rates on corporate debt have been similarly diminished. Considering the increase in restrictions on money funds over the last few years combined with a horrid interest rate climate, there hasn’t been an avenue for yield for several years now.

     Non-financial companies continued to hold huge amounts of cash and short-term investments with much of it overseas. At the end of last year, it was estimated to be over an astonishing $1.6 trillion. With reserves at such high amounts, there often is no need for these companies to increase the volume of short-term debt issuances. In addition, many companies have been taking advantage of relatively cheap long-term financing to extend out onto the yield curve. Reduced supply means lower rates. Plus, many of these companies built a sizable portion of their reserves by acquiring the same short-term debt, including Treasuries, which money funds seek. For years now, on both sides of the supply-demand equation, money funds have been getting squeezed. One positive sign is that merger and acquisition activity seems to be picking up which is one way for companies to delve into their cash reserves.

     In response to the 2008 financial crisis, the Securities and Exchange Commission (SEC) in 2010 adopted money market fund reforms that among other things, shortened maturity limits such as the weighted average maturity (WAM) and called for stress testing. In past letters we conveyed that the SEC was considering additional reforms and just this past July, the SEC approved new money market fund rules. Among the bigger changes, a fund that is deemed to be an institutional prime money market fund (IPM) would be required to calculate a floating net asset value (NAV). This could allow the daily share prices of IPMs to fluctuate based on current market valuations. Other changes include discretionary fees and gates that a fund could impose to prevent liquidation runs. The floating NAV plus the fee and gates options have a two year implementation time frame, with other operational changes requiring earlier action. Nicholas Money Market Fund is considering how all the new rules will affect its shareholders.

     For the six-month period ended June 30, 2014, the Lipper Money Market Fund average produced a one basis point total return. Of the 220 taxable money market funds reported by Lipper, approximately 73% had the same return as the Fund – zero and only 5% had returns above 1 basis point. The Fund has not made any income distributions in 2014.

     Returns for the Nicholas Money Market Fund and the Lipper Money Market Fund Category are provided in the chart below for the periods ended June 30, 2014.

	Average Annual
		Total Return
	1 Year	5 Year	10 Year
Nicholas Money Market Fund, Inc	0.00%	0.02%	1.51%
Lipper Money Market Fund Category	0.01%	0.02%	1.39%
Fund’s Gross Expense Ratio
(from 04/30/14 Prospectus): 0.54%*
Fund’s Net Expense Ratio
(from 04/30/14 Prospectus): 0.17%*

*

During the current year, the Adviser agreed to voluntarily absorb annualized Fund management fees of 0.30%. The Adviser may decrease or discontinue its absorption of the Fund’s management fees at any time in its sole discretion. The Fund’s expense ratios for the period ended June 30, 2014 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses. Assumes reinvestment of dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

An investment in the Nicholas Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     As of June 30, 2014, the Fund’s WAM was the same as it was at the beginning of the period; 55 days. The Fund’s weighted average life was 57 days.

     As of the report period end, the Fund held approximately 26% in U.S. Treasuries and U.S. government agency securities and around 74% in short-term corporate notes and commercial paper.

     Due to the continuing low interest rate environment, the Fund has waived management fees and accounting and administrative fees totaling 32.5 basis points on an annual basis and has agreed to reimburse the Fund for a portion of the general expenses.

     The estimated real U.S. gross domestic product (GDP) increased an annualized 4.0 percent in the second quarter of 2014 which was above most expectations. This followed a contraction in GDP during the first quarter of 2.1 percent, in part precipitated by unusually bad winter weather. The year-to-date and one-year increases in GDP have been modest, and in large measure, follows the slow-but-steady post recession trend of around 2 to 2 ½ percent.

     Although the unemployment rate in July 2014 increased slightly from June due to more people entering the labor force, the longer term trend has shown improvement. The 6.1% unemployment rate as of June 30, 2014 was down 1.4 percentage points from a year ago and 3 percentage points from three years ago. Still, there is slack in the labor market according to the Fed with a significant underutilization of labor resources. So despite the Fed expressing a more optimistic tone about the economy at its last meeting, we still don’t expect a rise in the fed funds target rate for the rest of this year, especially if inflation doesn’t take off. The Fed is expected to end the third round of quantitative easing after October but also have said that they will continue to keep the target rate where it is for a “considerable time after”. A recent poll by Reuters stated that the median forecast of 74 economists is for a Fed rate hike sometime in the second quarter of next year. Although they expect the Fed to move in baby steps, we’ll take anything we can get.

     Even though rates remain low, investors have enjoyed the liquidity provided by money market funds, along with the store of value and as a hedge against periods of time when other markets have gone down. We can’t say for certain when the Fed might want to raise rates, but after years of next to nothing it appears there’s a little more hope for optimism.

Thank you for your continued support.

Sincerely,

Jeffrey T. May
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives.

Please refer to the statement of net assets in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

WAM: The asset weighted time until the securities in the portfolio mature.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Securities and Exchange Commission (SEC) does not approve or disapprove of any security.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICXX)
For a share outstanding throughout the period

	Six Months Ended
	06/30/2014			Years Ended December 31,
	(unaudited)		2013	2012	2011		2010	2009
NET ASSET VALUE,
BEGINNING OF PERIOD	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
INCOME FROM
INVESTMENT OPERATIONS
Net investment income	—		—	—	.000	(1)	.001	.002
LESS DISTRIBUTIONS
From net investment income	—		—	—	(.000	)(1)	(.001)	(.002)
NET ASSET VALUE,
END OF PERIOD	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

TOTAL RETURN	—		—	—	.00	%(1)	.05%	.16%

SUPPLEMENTAL DATA:
Net assets,
end of period (millions)	$67.9		$66.0	$64.0	$82.8		$71.6	$80.2
Ratio of expenses
to average net assets	16	%(2)	.17%	.23%	.20%		.19%	.30%
Ratio of net investment income
to average net assets	—	(2)	—	—	.00	%(1)	.05%	.16%

Absent reimbursement of
expenses by adviser (Note 2(a)) —
Ratio of expenses
to average net assets	.57	%(2)	.54%	.52%	.52%		.49%	.49%
Ratio of net investment loss
to average net assets	(.41	)%(2)	(.37)%	(.29)%	(.32)%		(.25)%	(.03)%

(1)	Amount rounds to $.000 or .00%.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Portfolio Maturity (As a Percentage of Portfolio) June 30, 2014 (unaudited)

The above bar chart is based on actual days to maturity. The Fund’s minimum daily and weekly liquidity percentages, as defined by the Securities and Exchange Commission, were 16.55% and 42.24%, respectively.

Fund Expenses

For the six month period ended June 30, 2014 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	12/31/13	06/30/14	01/01/14 - 06/30/14
Actual	$1,000.00	$1,000.00	$0.79
Hypothetical	1,000.00	1,024.21	0.80
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one- half year period.

Statement of Net Assets

June 30, 2014 (unaudited)

				Amortized
Principal		Maturity	Yield to	Cost
Amount		Date	Maturity	(Note 1(a))
COMMERCIAL PAPER – 62.86%
$900,000	PNC Bank, N.A	07/01/2014	0.18%	$ 900,000
1,500,000	UnitedHealth Group Incorporated	07/01/2014	0.15%	1,500,000
2,000,000	Rockwell Automation, Inc	07/02/2014	0.13%	1,999,993
2,641,000	Southern California Edison Company .	07/02/2014	0.15%	2,640,989
250,000	UnitedHealth Group Incorporated	07/02/2014	0.16%	249,999
300,000	ING (U.S.) Funding LLC	07/03/2014	0.20%	299,997
1,124,000	Southern Company
	Funding Corporation	07/07/2014	0.16%	1,123,970
2,250,000	Stanley Black & Decker, Inc	07/07/2014	0.19%	2,249,929
400,000	Rockwell Collins, Inc	07/08/2014	0.23%	399,982
400,000	Southern Company
	Funding Corporation	07/08/2014	0.16%	399,988
1,100,000	Wisconsin Gas Company	07/08/2014	0.11%	1,099,976
950,000	Southern Company
	Funding Corporation	07/09/2014	0.17%	949,964
850,000	Swedbank	07/09/2014	0.12%	849,977
900,000	Rockwell Automation, Inc	07/10/2014	0.13%	899,971
750,000	Southern Company (The)	07/10/2014	0.15%	749,972
900,000	Stanley Black & Decker, Inc	07/10/2014	0.18%	899,959
300,000	ConocoPhillips Qatar Funding Ltd	07/14/2014	0.12%	299,987
1,000,000	Prudential Financial, Inc	07/15/2014	0.31%	999,879
241,000	BMW US Capital, LLC	07/18/2014	0.09%	240,990
2,875,000	Rockwell Collins, Inc	08/01/2014	0.27%	2,874,331
450,000	ING (U.S.) Funding LLC	08/04/2014	0.20%	449,915
300,000	ING (U.S.) Funding LLC	08/04/2014	0.21%	299,941
2,000,000	Prudential Financial, Inc	08/04/2014	0.21%	1,999,603
1,500,000	ConocoPhillips Qatar Funding Ltd	08/07/2014	0.14%	1,499,784
2,000,000	ING (U.S.) Funding LLC	08/11/2014	0.20%	1,999,544
450,000	Prudential plc	08/11/2014	0.21%	449,892
250,000	Prudential plc	08/11/2014	0.23%	249,935
507,000	Westpac Securities NZ Limited	08/11/2014	0.18%	506,896
500,000	Westpac Securities NZ Limited	08/11/2014	0.16%	499,909
250,000	Prudential plc	08/14/2014	0.12%	249,963
775,000	Commonwealth Bank of Australia	08/18/2014	0.13%	774,866
470,000	Swedbank	08/20/2014	0.19%	469,876
634,000	Swedbank	08/20/2014	0.16%	633,859
755,000	Westpac Securities NZ Limited	08/20/2014	0.15%	754,843
600,000	Nordea Bank AB	08/22/2014	0.16%	599,861
250,000	Nordea Bank AB	08/26/2014	0.15%	249,942
300,000	Prudential plc	08/26/2014	0.20%	299,907

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)

June 30, 2014 (unaudited)

				Amortized
Principal		Maturity	Yield to	Cost
Amount		Date	Maturity	(Note 1(a))
COMMERCIAL PAPER – 62.86% (continued)
$1,321,000	ANZ New Zealand (Int’l) Limited	08/28/2014	0.16%	$1,320,659
1,200,000	Swedbank	09/02/2014	0.16%	1,199,664
250,000	Australia and New Zealand
	Banking Group Ltd	09/05/2014	0.14%	249,936
1,000,000	Prudential plc	09/11/2014	0.25%	999,500
381,000	ConocoPhillips Qatar Funding Ltd	09/19/2014	0.13%	380,890
636,000	ANZ New Zealand (Int’l) Limited	09/29/2014	0.18%	635,714
1,000,000	Prudential plc	10/09/2014	0.37%	998,972
270,000	ANZ New Zealand (Int’l) Limited	10/16/2014	0.20%	269,840
725,000	ANZ New Zealand (Int’l) Limited	10/30/2014	0.20%	724,513
344,000	National Australia Funding
	(Delaware) Inc	10/31/2014	0.18%	343,790
1,500,000	Westpac Securities NZ Limited	11/12/2014	0.20%	1,498,883
447,000	Coca-Cola Company (The)	01/26/2015	0.20%	446,481
	TOTAL COMMERCIAL PAPER			42,687,231
CORPORATE NOTES – 11.25%
1,000,000	American Express Credit
	Corporation, 5.125%	08/25/2014	0.25%	1,007,310
1,400,000	UnitedHealth Group
	Incorporated, 0.35435%	08/28/2014	0.23%	1,400,271
1,000,000	Toyota Motor Credit
	Corporation, 1.25%	11/17/2014	0.21%	1,003,885
500,000	General Electric Capital
	Corporation, 0.6094% (a)	01/09/2015	0.20%	501,052
1,500,000	Bank of Nova Scotia (The), 3.40%	01/22/2015	0.24%	1,526,352
2,145,000	Wells Fargo Bank, National
	Association, 4.75%	02/09/2015	0.32%	2,202,383
	TOTAL CORPORATE NOTES			7,641,253
U.S. GOVERNMENT AGENCY SECURITIES – 13.24%
122,000	Federal Home Loan Banks	07/01/2014	0.10%	122,000
100,000	Federal Home Loan Banks	07/02/2014	0.10%	100,000
500,000	Federal Home Loan Banks	07/17/2014	0.09%	499,980
500,000	Fannie Mae	07/23/2014	0.07%	499,979
288,000	Freddie Mac	08/11/2014	0.07%	287,977
400,000	Federal Home Loan Banks	08/15/2014	0.06%	399,970
795,000	Fannie Mae	08/18/2014	0.07%	794,926
380,000	Fannie Mae	08/18/2014	0.08%	379,959
450,000	Federal Home Loan Banks	08/20/2014	0.08%	449,953
305,000	Federal Home Loan Banks	08/25/2014	0.08%	304,963

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)

June 30, 2014 (unaudited)

				Amortized
Principal		Maturity	Yield to	Cost
Amount		Date	Maturity	(Note 1(a))
U.S. GOVERNMENT AGENCY SECURITIES – 13.24% (continued)
$700,000	Fannie Mae	08/26/2014	0.07%	$699,924
136,000	Federal Home Loan Banks	08/27/2014	0.07%	135,985
400,000	Federal Home Loan Banks	08/27/2014	0.08%	399,952
380,000	Freddie Mac	09/11/2014	0.08%	379,939
100,000	Fannie Mae	09/15/2014	0.08%	99,983
1,335,000	Federal Home Loan Banks	09/19/2014	0.08%	1,334,763
298,000	Fannie Mae	09/22/2014	0.08%	297,945
1,800,000	Federal Home Loan Banks	09/26/2014	0.08%	1,799,652
	TOTAL U.S. GOVERNMENT
	AGENCY SECURITIES			8,987,850
U.S. GOVERNMENT SECURITIES – 12.92%
1,000,000	U.S. Treasury Note, 0.625%	07/15/2014	0.07%	1,000,214
2,000,000	U.S. Treasury Note, 2.625%	07/31/2014	0.08%	2,004,222
1,250,000	U.S. Treasury Note, 4.25%	08/15/2014	0.08%	1,256,474
3,000,000	U.S. Treasury Note, 0.25%	09/15/2014	0.04%	3,001,282
1,500,000	U.S. Treasury Note, 2.375%	09/30/2014	0.04%	1,508,700
	TOTAL U.S. GOVERNMENT
	SECURITIES			8,770,892
	TOTAL
	INVESTMENTS — 100.27%			68,087,226
	DUE FROM ADVISER
	(Note 2) — 0.04%			27,978
	OTHER LIABILITIES, NET
	OF OTHER ASSETS — (0.31)%			(210,813)
	TOTAL NET ASSETS
	(basis of percentages
	disclosed above) — 100%			$67,904,391
	NET ASSET VALUE PER SHARE
	($0.0001 par value, 3,000,000,000
	shares authorized), offering price
	and redemption price
	($67,904,391 / 67,904,391
	shares outstanding)			$1.00

(a)	Variable rate security – interest rate subject to periodic change.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2014 (unaudited)

INCOME
Interest	$55,695
EXPENSES
Management fee	102,895
Registration fees	30,457
Transfer agent fees	12,842
Audit and tax fees	12,000
Accounting and administrative fees	8,574
Printing	5,893
Accounting system and pricing service fees	5,503
Directors’ fees	5,200
Legal fees	5,115
Insurance	1,726
Custodian fees	1,711
Postage and mailing	1,470
Other operating expenses	1,756
Total expenses before reimbursement	195,142
Reimbursement of expenses by adviser (Note 2)	(139,447)
Total expenses after reimbursement	55,695
Net investment income	$—

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2014 (unaudited) and the year ended December 31, 2013

	Six Months
	Ended
	06/30/2014	Year Ended
	(unaudited)	12/31/2013
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share)
Proceeds from shares issued	27,439,412	52,393,346
Cost of shares redeemed	(25,564,339)	(50,406,862)
Change in net assets derived
from capital share transactions	1,875,073	1,986,484
Total increase in net assets	1,875,073	1,986,484

NET ASSETS
Beginning of period	66,029,318	64,042,834
End of period	$67,904,391	$66,029,318

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2014 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2013.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —

Nicholas Money Market Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of the significant accounting policies of the Fund:

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Short-term investments purchased at par are valued at cost which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in any hedging activities during the year. Investment transactions are generally accounted for on the trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
None	$—
Level 2 –
Commercial Paper	42,687,231
Corporate Notes	7,641,253
U.S. Government Agency Securities	8,987,850
U.S. Government Securities	8,770,892
Level 3 –
None	—
Total	$68,087,226

There were no significant transfers between levels during the period ended June 30, 2014 and the Fund did not hold any Level 3 investments during the period.

(b) Yield to maturity is calculated at date of purchase for commercial paper and other fixed rate securities. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(c) The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and purchases investments which have maturities of 397 days or less. As of June 30, 2014, the Fund’s dollar-weighted average portfolio maturity was 55 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Dividends, if any, from net investment income of the Fund are accrued daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gain distributions are included in ordinary income for tax purposes. The Fund had no distributions of ordinary income during the six month period ended June 30, 2014 or the year ended December 31, 2013. There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of June 30, 2014.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2014. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended June 30, 2014. At June 30, 2014, the fiscal years 2010 through 2013 remain open to examination in the Fund’s major tax jurisdictions.

(e) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(f) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(g) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of June 30, 2014. There have been no significant subsequent events since June 30, 2014 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.30% of the average net asset value of the Fund. The Adviser has voluntarily waived management fees of $102,895 for the period ended June 30, 2014. The Adviser also may reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed 0.50% of the average net assets for the year. No such reimbursements were made under this provision in fiscal 2014; however, for the

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

period ended June 30, 2014, the Adviser had agreed to voluntarily reimburse the Fund for other operating expenses. As of June 30, 2014, the Adviser owed the Fund $27,978 for this voluntary reimbursement.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services. The Adviser has voluntarily waived accounting and administrative fees of $8,574 for the period ended June 30, 2014.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $2,683 for the period ended June 30, 2014 for legal services rendered by this law firm.

Approval of Investment Advisory Contract

(unaudited)

In February 2014, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2014. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December 31, 2013, the management fee was 0.30% and the Fund’s total expense ratio absent reimbursement by the Adviser (including the management fee) was 0.54%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. Specifically, the Board noted that the Fund performed in the upper sixty-ninth, seventy-sixth, forty-fourth and twenty-seventh percent of its category for the 1-, 3-, 5- and 10-year periods ended December 31, 2013, respectively, and the upper sixty-ninth, seventy-first and seventy-second percent for the calendar years 2013, 2012 and 2011, respectively, within the money market funds in the Lipper, Inc. universe.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated consistent performance with respect to comparable funds. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Money Market Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Notes

Directors and Officers

ALBERT O. NICHOLAS, President and Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

LYNN S. NICHOLAS, Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund. Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: August 28, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: August 28, 2014

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: August 28, 2014